THE ADVISORS' INNER CIRCLE FUND

                         ANALYTIC SHORT-TERM INCOME FUND

                       SUPPLEMENT DATED FEBRUARY 27, 2009
                                     TO THE
                          PROSPECTUS DATED MAY 1, 2008

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

THE FOLLOWING REPLACES THE PARAGRAPH UNDER THE HEADING TITLED "MINIMUM INVESTMENTS" ON PAGE 11:

     You can open an account with the Fund with a minimum initial investment of $2,500 ($500 for individual retirement accounts ("IRAs") and $250 for Spousal IRAs). You can buy additional shares of the Fund for as little as $100. The Fund may accept investments of smaller amounts in its sole discretion.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


                                                                 ANA-SK-010-0100